CONVERTIBLE NOTES PAYABLE	12 Months Ended
Dec. 31, 2013
Notes Payable Disclosure [Abstract]
Notes Payable Disclosure [Text Block]
NOTE 7 – CONVERTIBLE NOTES PAYABLE

We have issued convertible notes to our chief executive officer pursuant to which we borrowed an aggregate of $0.2 million, with $0.1 million principal balance outstanding at December 31, 2013. The notes bear an interest rate of 4.2% and matured at various dates through December 6, 2011. Accrued interest at December 31, 2013 and December 31, 2012 was approximately $26,000 and $21,000, respectively. As of December 31, 2013, our chief executive officer has not demanded the payment of the outstanding principal and accrued interest. Accordingly, we consider these amounts due on demand. The notes and accrued interest are convertible, at the option of the holder, into shares of our common stock at a conversion price of $0.50 per share.